Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2025	Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

13. Subsequent Events

The Company has evaluated subsequent events occurring through May 14, 2025, the date the condensed consolidated financial statements were issued, for events requiring recording or disclosure in the Company’s condensed consolidated financial statements.

Between April and May 2025, the Company entered into securities purchase agreements with two related party investors, pursuant to which the Company agreed to issue and sell 1,904,762 shares of its Common Stock at a price of $0.42 per share. The Company received gross proceeds of approximately $0.8 million from these transactions.

16. Subsequent Events

The Company has evaluated subsequent events occurring through April 15, 2025, the date the consolidated financial statements were available to be issued, for events requiring recording or disclosure in the Company’s consolidated financial statements.

During January 2025, pursuant to the terms of the Yorkville Note, an aggregate of $0.8 million of outstanding principal was converted into 866,701 shares of the Company’s Common Stock. The Company also issued 245,007 shares of Common Stock to Yorkville to settle the conversion notice from December 2024, as described in Note 7.

As previously announced on Form 8-K, on January 31, 2025, the Board appointed Mr. Robert Golden as Chief Financial Officer (“CFO”) of the Company on a permanent basis. In connection with this appointment as CFO, Mr. Golden will receive a cash bonus of $25,000 and a grant of restricted stock units equal to $25,000, which will be fully vested on the grant date. Mr. Golden had previously been serving as the interim CFO of the Company since August 30, 2024.